UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities
                        Exchange Act of 1934



 Date of Report (Date of earliest event reported):  May 15, 2003



                      HEMACARE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



                           CALIFORNIA
         (State or other jurisdiction of incorporation)



          000-15223                         95-3280412
     (Commission File No.)      (IRS Employer Identification No.)



                       21101 Oxnard Street
                    Woodland Hills, CA 91367
      (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code: (818) 226-1968

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The text of a press release dated May 15, 2003, issued by HemaCare Corporation ("HemaCare") announcing its first quarter
2003 financial results is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number       Description
-------      ----------------------------------------------------
 99.1        Press Release issued by HemaCare, dated May 15, 2003


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 16, 2003             HEMACARE CORPORATION

                             /s/ Judi Irving
                             ----------------------------
                             Judi Irving,
                             Chief Executive Officer


                            2



                          EXHIBIT INDEX
Exhibit
Number     Description
-------    ----------------------------------------------------
99.1       Press Release issued by HemaCare, dated May 15, 2003